Exhibit 32.1

AMERICAN WATER WORKS COMPANY, INC.

CERTIFICATION PURSUANT TO

PURSUANT TO U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Water Works Company, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2015, as filed with the Securities and exchange Commission on the date hereof (the “Report”), I, Susan N. Story, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 202, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ SusAN N. STORY
Susan N. Story President and Chief Executive Officer (Principal Executive Officer)

August 5, 2015